UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2026

Ethos Technologies Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43065	81-3181024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 New Montgomery Street, Suite 1500
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 915-0665

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	LIFE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On September 16, 2026, Ethos Technologies Inc. (the “Company” or “Ethos”) addressed recent commentary concerning a service disruption affecting systems operated by its carrier partner, TruStage Financial Group, Inc. (“TruStage”) that occurred in July 2026.

•	No Ethos systems were penetrated, and no data was exfiltrated from the Company’s systems due to the TruStage incident.

•

The Company does not expect any material impact from the TruStage incident on its Q3 2026 financials. Any impact of the incident was factored into the Company’s Q3 2026 financial guidance issued on August 3, 2026.

•	Since the service disruption, the Company has not observed any incremental lapse rates compared to pre-incident levels for TruStage policies in the July billing cycle.

•	The Company does not believe there are any material ongoing negative impacts to its business, financial condition or results of operations as a result of the TruStage service disruption.

Forward-Looking Statements

The information set forth under Item 7.01 of this Current Report on Form 8-K contains express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the impact of the incident described herein, and the Company’s expectations, plans and prospects and any other statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” or similar expressions. These forward-looking statements are based on current expectations and involve risks and uncertainties that could cause actual results to differ materially, including risks described in the “Risk Factors” section of Ethos’ Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2026 filed with the Securities and Exchange Commission (“SEC”) on August 5, 2026 and in other reports Ethos files from time to time with the SEC. Except as required by law, Ethos undertakes no obligation, and does not intend, to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ethos Technologies Inc.
Dated: September 16, 2026

	By:	/s/ Peter Colis
Peter Colis
Chief Executive Officer